UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2013

CARDINAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-54983	20-8736115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

203 Main Street

East Pittsburgh PA 15112

(Address of principal executive offices, zip code)

(412)374-0989

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A, Amendment No. 2, is provided by Cardinal Resources, Inc. (the “Company”) for the sole purpose of amending the Item 4.01 disclosure, in particular to provide the letter from the Company’s prior auditor to the effect that there were no disagreements with the disclosures in Item 4.01. All other disclosures in the Company’s Current Report on Form 8-K/A, Amendment No. 1, remain unchanged by this Amendment No. 2.

Item 4.01 Change In Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On November 22, 2013, concurrent with the change in control transaction discussed above, our board of directors approved the dismissal of Li and Company, PC as our independent auditor. Li and Company, PC’s report on the financial statements for the fiscal years ended December 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concern.

During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through November 22, 2013, the date of dismissal of Li and Company, PC, there were no disagreements with Li and Company, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li and Company, PC, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through November 22, 2013, the date of dismissal of Li and Company, PC, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to Li and Company, PC and requested Li and Company, PC to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Li and Company, PC agrees with the above disclosures. A copy of Li and Company, PC’s letter is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Li and Company, PC. as our independent auditor, our board of directors appointed MaloneBailey, LLP as our independent auditor.

During our two most recent fiscal years (ended December 31, 2011 and 2012) and from January 1, 2013, to the date of this current report, we did not consult MaloneBailey, LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us or oral advice was provided that MaloneBailey, LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S−B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S−B).

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits. Exhibit No. Description

Exhibit No.	Description

16.1	Letter from Li and Company, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL RESOURCES, INC.

Date: April 25, 2014	By:	/s/ Kevin Jones
	Name:	Kevin Jones
	Title:	Chief Executive Officer